The Mexico Equity and Income Fund, Inc.
Schedule of Investments
as of April 30, 2024 (Unaudited)

COMMON STOCKS - 76.6%	Shares	Value
Airlines - 1.2%
Controladora Vuela Compania de Aviacion, S.A.B. de C.V. - Series A(a)	948,211	$779,901

Airports - 2.9%
Grupo Aeroportuario del Sureste, S.A.B. de C.V. - Series B	54,868	1,884,744

Auto Parts & Equipment - 2.3%
Nemak, S.A.B. de C.V.(a)	8,480,790	1,465,385

Beverages - 11.9%
Arca Continental, S.A.B. de C.V.	305,720	2,982,469
Fomento Economico Mexicano, S.A.B. de C.V. - Series UBD	407,255	4,764,413
		7,746,882

Building Materials - 10.4%
Cemex, S.A.B. de C.V. - Series CPO(a)	5,645,515	4,472,054
Grupo Cementos de Chihuahua, S.A.B. de C.V.	199,596	2,271,776
		6,743,830

Communication Services - 11.2%
America Movil, S.A.B. de C.V.(a)	7,639,563	7,273,545

Consumer Products - 1.4%
Kimberly-Clark de Mexico, S.A.B. de C.V. - Series A - Series A	442,000	920,083

Financial Groups - 3.9%
Grupo Financiero Banorte, S.A.B. de C.V. - Series O	253,398	2,507,983

Food - 4.3%
Grupo Bimbo, S.A.B. de C.V. - Series A	673,204	2,820,810

Hotels, Restaurants, and Recreation - 2.3%
Alsea, S.A.B. de C.V.(a)	264,890	1,109,613
Grupe, S.A.B. de C.V.(a)(b)	200,591	407,488
		1,517,101

Mining - 3.6%
Grupo Mexico, S.A.B. de C.V. - Series B	374,453	2,313,725

Railroads - 1.8%
Grupo Traxion, S.A.B. de C.V.(a)	674,894	1,135,017

Real Estate Services - 5.5%
Corporacion Inmobiliaria Vesta, S.A.B. de C.V.	1,012,938	3,583,858

Retail - 13.9%
El Puerto de Liverpool, S.A.B. de C.V. - Series C1	163,424	1,303,900
Grupo Comercial Chedraui, S.A. de C.V.	287,487	2,124,089
Wal-Mart de Mexico, S.A.B. de C.V.	1,508,989	5,630,493
		9,058,482
TOTAL COMMON STOCKS (Cost $40,644,494)		49,751,346

REAL ESTATE INVESTMENT TRUSTS - 12.8%
Macquarie Mexico Real Estate Management, S.A. de C.V.	1,571,317	2,826,963
PLA Administradora Industrial, S. de R.L. de C.V.	1,129,754	2,777,767
Prologis Property Mexico, S.A. de C.V.	693,302	2,734,234
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,095,732)		8,338,964

MEXICAN MUTUAL FUNDS - 1.9%
Scotiabankinverlat - Scotia Gubernamental, S.A. de C.V. S.I.I.D.(a)	4,327,668	1,260,677
TOTAL MEXICAN MUTUAL FUNDS (Cost $1,256,900)		1,260,677

CAPITAL DEVELOPMENT CERTIFICATES - 1.4%
Atlas Discovery Trust II(a)(b)	300,000	893,161
TOTAL CAPITAL DEVELOPMENT CERTIFICATES (Cost $2,147)		893,161

SHORT-TERM INVESTMENTS - 6.7%
Investment Companies - 2.1%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 5.22%(c)	1,380,644	1,380,644

Mexican Federal Treasury Certificates - 4.6%	Par
11.02%, 05/16/2024(d)	5,080,000	2,951,935
TOTAL SHORT-TERM INVESTMENTS (Cost $4,391,362)		4,332,579

TOTAL INVESTMENTS - 99.4% (Cost $53,390,635)		$64,576,727
Other Assets in Excess of Liabilities - 0.6%		390,641
TOTAL NET ASSETS - 100.0%		$64,967,368

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $1,300,649 or 2.0% of net assets as of April 30, 2024.

(c)	The rate shown represents the 7-day effective yield as of April 30, 2024.
(d)	The rate shown is the effective yield as of April 30, 2024.

The Mexico Equity and Income Fund, Inc.
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$49,343,858	$–	$407,488	$49,751,346
Real Estate Investment Trusts	8,338,964	–	–	8,338,964
Mexican Mutual Funds	1,260,677	–	–	1,260,677
Capital Development Certificates	–	–	893,161	893,161
Investment Companies	1,380,644	–	–	1,380,644
Mexican Federal Treasury Certificates	–	2,951,935	–	2,951,935
Total Assets	$60,324,143	$2,951,935	$1,300,649	$64,576,727

Refer to the Schedule of Investments for industry classifications.

FAIR VALUE MEASUREMENTS

The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.
The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability , and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stock	Capital Development Certificates
Balance as of July 31, 2023	$430,679	$2,263,261
Acquisitions	-	-
Dispositions	(26)	-
Realized gain	7	-
Corporate Action	-	-
Change in unrealized appreciation/(depreciation)	(23,172)	(1,370,100)
Balance as of April 30, 2024	$407,488	$893,161

Change in unrealized appreciation/(depreciation) during the period for Level 3 investments held at April 30, 2024	$(23,172)	$(1,370,100)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2024:

		Fair Value April 30, 2024	Valuation Methodologies	Unobservable Input (1)	Impact to valuation from an increase to input	Range
Common Stock		$407,488	Lower of Market Comparables or bid/ask	Liquidity Discount	Significant changes in the liquidity discount would have resulted in direct and proportional changes in the fair value of the security.	30%
Capital Development Certificates		$893,161	Market Comparables/ Sum of the Parts Valuation (2)	Liquidity Discount	Significant changes in the liquidity discount would have resulted in direct and proportional changes in the fair value of the security.	15%

	[1]
In determining certain of these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments.

	[2]
For the Sum of the Parts valuation, the valuation provides a range of values for a company's equity by aggregating each of its business units (private and public) and arriving at a single total enterprise value.